UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 3, 2011

Lionbridge Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26933	04-3398462
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1050 Winter Street, Suite 2300, Waltham, Massachusetts		02451
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-434-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02.
Effective May 3, 2011, the Nominating and Compensation Committee of Lionbridge Technologies, Inc. approved amendments to the Independent Director Compensation Policy to (a) increase the annual retainer for service as a director from $50,000 to $55,000, with the increase to be payable in the form of Restricted Stock Units, and (b) to increase the annual retainer for service as Chairman of the Nominating and Compensation Committee from $10,000 to $15,000. The Plan, as amended and restated, is attached hereto as Exhibit 10.1 and the description of such Plan as contained herein is qualified in its entirety by such Exhibit.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Company’s 2011 Annual Meeting on May 3, 2011, of the 61,549,165 shares outstanding and entitled to vote, 56,496,018 shares were represented, constituting a 91.79% quorum. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Item No. 1: Both of the board’s nominees for Class III directors were elected to serve until the Company’s 2014 Annual Meeting or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee: Rory Cowan FOR: 47,942,711 WITHHELD: 1,343,568
Nominee: Paul A. Kavanagh FOR: 47,879,185 WITHHELD: 1,407,094

Item No. 2: The stockholders approved the 2011 Stock Incentive Plan by the votes set forth in the table below:

FOR: 42,789,029
AGAINST: 6,459,728
ABSTAIN: 37,522
BROKER NON-VOTES: 7,209,739

Item No. 3: The stockholders approved, on an advisory (non-binding) basis, the compensation of executive officers, by the votes set forth in the table below:

FOR: 47,647,063
AGAINST: 824,276
ABSTAIN:814,940
BROKER NON-VOTES: 7,209,739

Item No. 4: The stockholders approved, on an advisory (non-binding) basis, the holding of an advisory (non-binding) vote on executive compensation on an annual basis, by the votes set forth in the table below:

One Year Frequency Vote: 24,996,304
Two Year Frequency Vote: 3,433,666
Three Year Frequency Vote: 20,408,397
Abstain: 447,912

Item No. 5: The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2011 was ratified by the stockholders, by the votes set forth in the table below:

FOR: 51,530,126
AGAINST: 4,833,118
ABSTAIN: 132,774

The Company is currently reviewing the results of Item No. 4 with respect to the frequency of a say-on-pay vote and will disclose its recommendations by September 30, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lionbridge Technologies, Inc.

May 6, 2011	By:	Margaret A. Shukur

Name: Margaret A. Shukur
Title: SVP and General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Non-Employee Director Compensation Plan